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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CSX TRANSPORTATION, INC., a Virginia corporation, which is to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a Form 10-K Annual Report pursuant to
Section 13 of the Securities Act of 1934, hereby constitutes and appoints Rachel
E. Geiersbach his true and lawful attorney-in-fact and agent, for him and his name, place and stead to sign said Form 10-K, and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest said seal, and to file said Form 10-K, and any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of March, 2002.

/s/ John W. Snow                              /s/ P. Michael Giftos
---------------------------                   --------------------------------
John W. Snow                                  P. Michael Giftos

/s/ Allan F. Crown                            /s/ Paul R. Goodwin
---------------------------                   --------------------------------
Allan F. Crown                                Paul R. Goodwin

/s/ Mark G. Aron                              /s/ Michael J. Ward
---------------------------                   --------------------------------
Mark G. Aron                                  Michael J. Ward

/s/ Andrew B. Fogarty                         /s/ Frederick J. Favorite
---------------------------                   --------------------------------
Andrew B. Fogarty                             Frederick J. Favorite

/s/ James L Ross
---------------------------
James L. Ross